ITEM 77Q(a) ?
COPIES
OF ALL
MATERI
AL
AMEND
MENTS
TO THE
REGIST
RANT?S
CHART
ER OR
BY-
LAWS


FEDERATED
EQUITY FUNDS
Amendment No. 46
to the
RESTATED AND
AMENDE
D
DECLARA
TION OF
TRUST
dated August 15,
1995


This Declaration of
Trust is
amended as
follows:

	Strike the first
paragraph of Section 5
? Establishment and
Designation of Series or
Class of Article III ?
BENEFICIAL
INTEREST from the
Declaration of Trust
and substitute in its
place the following:

"Secti
on 5.
Establ
ishme
nt and
Desig
nation
of
Series
or Cla
ss.
Witho
ut
limiti
ng the
autho
rity of
the
Trust
ees
set
forth
in
Articl
e XII,
Sectio
n 8,
inter
alia,
to
establ
ish
and
desig
nate
any
additi
onal
Series
or
Class
or to
modif
y the
rights
and
prefer
ences
of
any
existi
ng
Series
or
Class,
the
Series
and
Class
es of
the
Trust
are
establ
ished
and
desig
nated
as:

Federated Absolute
Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small
Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Global
Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated
InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated International
Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares?
Federated Kaufmann
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated Kaufmann
Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann
Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated MDT Mid
Cap Growth Strategies
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed
Risk Fund
Class A Shares
Institutional Shares
Federated Prudent Bear
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic
Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

	The
undersigned hereby
certify that the
above-stated
Amendment is a true
and correct
Amendment to the
Declaration of Trust,
as adopted by the
Board of Trustees at
a meeting on the
14th day of
November, 2013, to
become on
December 30, 2013.

	WITNESS the
due execution hereof
this 14th day of
November, 2013.



/s/ John
F.
Donahue
/s/ Charles
F.
Mansfield,
Jr.
John F.
Donahue
Charles
F.
Mansfie
ld, Jr.


/s/ John
T. Collins
/s/ Thomas
M. O?Neill
John T.
Collins
Thomas
M.
O?Neill


/s/ J.
Christoph
er
Donahue
/s/ P.
Jerome
Richey
J.
Christoph
er
Donahue
P.
Jerome
Richey


/s/
Maureen
Lally-
Green
/s/ John S.
Walsh
Maureen
Lally-
Green
John S.
Walsh


/s/ Peter
S.
Madden

Peter E.
Madden


FEDERATED
EQUITY FUNDS
Amendment No. 47
to the
RESTATED AND
AMENDE
D
DECLARA
TION OF
TRUST
dated August 15,
1995


This Declaration of
Trust is
amended as
follows:

	Strike the first
paragraph of Section 5
? Establishment and
Designation of Series or
Class of Article III ?
BENEFICIAL
INTEREST from the
Declaration of Trust
and substitute in its
place the following:

"Secti
on 5.
Establ
ishme
nt and
Desig
nation
of
Series
or Cla
ss.
Witho
ut
limiti
ng the
autho
rity of
the
Trust
ees
set
forth
in
Articl
e XII,
Sectio
n 8,
inter
alia,
to
establ
ish
and
desig
nate
any
additi
onal
Series
or
Class
or to
modif
y the
rights
and
prefer
ences
of
any
existi
ng
Series
or
Class,
the
Series
and
Class
es of
the
Trust
are
establ
ished
and
desig
nated
as:

Federated Absolute
Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small
Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging
Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated
InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated International
Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares?
Federated Kaufmann
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated Kaufmann
Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann
Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated MDT Mid
Cap Growth Strategies
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed
Risk Fund
Class A Shares
Institutional Shares
Federated Prudent Bear
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic
Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

	The
undersigned hereby
certify that the
above-stated
Amendment is a true
and correct
Amendment to the
Declaration of Trust,
as adopted by the
Board of Trustees at
a meeting on the
13th day of February,
2014, to become on
April 28, 2014.

	WITNESS the
due execution hereof
this 13th day of
February, 2014.



/s/ John
F.
Donahue
/s/ Charles
F.
Mansfield,
Jr.
John F.
Donahue
Charles
F.
Mansfie
ld, Jr.


/s/ John
T. Collins
/s/ Thomas
M. O?Neill
John T.
Collins
Thomas
M.
O?Neill


/s/ J.
Christoph
er
Donahue
/s/ P.
Jerome
Richey
J.
Christoph
er
Donahue
P.
Jerome
Richey


/s/
Maureen
Lally-
Green
/s/ John S.
Walsh
Maureen
Lally-
Green
John S.
Walsh


/s/ Peter
E.
Madden

Peter E.
Madden